                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 31, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-D Trust
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             (Exact name of issuing entity as specified in charter)

                       Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)

    New York                        333-130536-22             56-139-0085
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(State or other jurisdiction of    (Commission File Number   (IRS Employer
incorporation of issuing entity)    of issuing entity)    Identification No. of
                                                               depositor)

214 North Tryon Street, Charlotte, North Carolina                   28255
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(Address of principal executive offices)                          (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------

                                      N/A
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          (Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated May 31, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-D (the "Certificates"), issued on May 31, 2007, including (i) the Class 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 2-A-1, 2-A-R, 3-A-1, 3-A-2, 3-A-3,
3-A-4,  3-A-5,  X-B-1,  X-B-2,  X-B-3, M-1, M-2, M-3, M-4, M-5, M-6, M-7 and M-8
Certificates (the "Offered Certificates"), having an aggregate initial class balance of $967,220,100, (ii) the Class X-B-4, X-B-5 and X-B-6 Certificates (the "Private Certificates") and (iii) the Class CE Certificates.

     The  Offered  Certificates  were  sold to Banc of  America  Securities  LLC
("BAS") pursuant to an underwriting agreement, dated May 30, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     The Private Certificates were sold to BAS on May 31, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association ("BANA").

     On May 31, 2007, the Class CE Certificates were transferred to BANA in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The Class CE Certificates constituted part of the purchase price for the mortgage loans.

     The mortgage loans underlying the Certificates were (i) originated by BANA and are serviced by BANA pursuant to the servicing agreement, dated May 31, 2007, between the Company and BANA, a copy of which is attached as Exhibit 10.1, or (ii) originated by various originators and acquired by BANA from Wells Fargo and North Fork Bank pursuant to two underlying sale and servicing agreements and are serviced by Wells Fargo pursuant to the underlying sale and servicing agreement attached as Exhibit 10.2.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated May 31, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo, as supplemental interest trust trustee, on behalf of the Banc of America Funding 2007-D Supplemental Interest Trust, entered into an interest rate swap agreement (the "Interest Rate Swap Agreement") and an interest rate corridor agreement (the "Interest Rate Corridor Agreement") with The Bank of New York, as counterparty, for the benefit of the holders of certain classes of Offered Certificates. Copies of the Interest Rate Swap Agreement and the Interest Rate Corridor Agreement are attached as Exhibits 10.3 and 10.4, respectively.
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Item 9.01 Financial Statements and Exhibits

     (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated May 30, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC.

          4.1 Pooling and Servicing Agreement, dated May 31, 2007, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

          4.2 Mortgage Loan Purchase Agreement, dated May 31, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.1 Servicing Agreement, dated May 31, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.2 (A) Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement, dated May 31, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

          10.3 Interest Rate Swap Agreement, dated as of May 31, 2007, between Wells Fargo Bank, N.A., as supplemental interest trust trustee of the Banc of America Funding 2007-D Supplemental Interest Trust, and The Bank of New York.

          10.4 Interest Rate Corridor Agreement, dated as of May 31, 2007, between Wells Fargo Bank, N.A., as supplemental interest trust trustee of the Banc of America Funding 2007-D Supplemental Interest Trust, and The Bank of New York.


                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By: /s/ Scott Evans
                                               ---------------------------------
                                            Name:  Scott Evans
                                            Title: Senior Vice President



Date:  May 31, 2007


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                                    BANC OF AMERICA FUNDING CORPORATION

                                                  EXHIBIT INDEX

Exhibit No.             Exhibit Description                                                        Paper (P) or Electronic (E)
-----------             -------------------                                                        ---------------------------

1.1                     Underwriting Agreement,  dated May 31, 2007, between Banc of                            E
                        America  Funding  Corporation  and  Banc of  America
                        Securities LLC.
4.1                     Pooling and Servicing Agreement,  dated May 31, 2007, by and                            E
                        among Banc of America Funding Corporation,  Wells Fargo
                        Bank,   N.A.  and  U.S.   Bank   National   Association
                        (including exhibits).
4.2                     Mortgage  Loan  Purchase  Agreement,  dated  May  31,  2007,                            E
                        between Banc of America Funding Corporation and Bank of
                        America, National Association.
10.1                    Servicing  Agreement,  dated May 31,  2007,  between Banc of                            E
                        America  Funding   Corporation  and  Bank  of  America,
                        National Association.
10.2(A)                 Second Amended and Restated Master  Seller's  Warranties and                            E
                        Servicing  Agreement,  dated as of May 1, 2006,  by and
                        between Bank of America, National Association and Wells
                        Fargo Bank, N.A.
10.2(B)                 Second Amended and Restated  Master  Mortgage  Loan Purchase                            E
                        Agreement, dated as of May 1, 2006, by and between Bank
                        of America,  National Association and Wells Fargo Bank,
                        N.A.
10.2(C)                 Assignment, Assumption and Recognition Agreement,  dated May                            E
                        31, 2007, among Bank of America,  National Association,
                        Banc of America Funding Corporation, U.S. Bank National
                        Association and Wells Fargo Bank, N.A.
10.3                    Interest Rate  Swap  Agreement,  dated  as of May 31,  2007,                            E
                        between  Wells  Fargo  Bank,   N.A.,  as   supplemental
                        interest  trust trustee of the Banc of America  Funding
                        2007-D Supplemental Interest Trust, and The Bank of New
                        York.


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10.4                    Interest Rate Corridor Agreement,  dated as of May 31, 2007,                            E
                        between  Wells  Fargo  Bank,  N.A.,  as  supplemental
                        interest  trust trustee of the Banc of America  Funding
                        2007-D Supplemental Interest Trust, and The Bank of New
                        York.
